SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant toss.240.14a-12


                         WADE COOK FINANCIAL CORPORATION
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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

[  ]  Fee paid previously with preliminary materials.

      ---------------------------------------------------------------------

[  ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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



                                      [LOGO]



                               Seattle, Washington

     Dear Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Wade Cook Financial Corporation to be held on Tuesday, July 17, 2001 at 7:00 p.m. local time in the Company's corporate headquarters located at 14675 Interurban Avenue South, Tukwila, Washington 98168.

     In addition to the items set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, we will report on current activities of the Company and will provide an opportunity to discuss matters of interest to you as a stockholder.

     We sincerely hope you will be able to attend our Annual Meeting. Whether or not you plan to attend, please sign, date and promptly return the enclosed proxy to ensure that your shares are represented.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Wade Cook Financial Corporation.

                                  Very truly yours,




                                  Wade B. Cook
                                  President and Chief Executive Officer

June 18, 2001

                         WADE COOK FINANCIAL CORPORATION
                          14675 Interurban Avenue South
                         Seattle, Washington 98168-4664
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 18, 2001
                               ------------------


To the Stockholders:

     The Annual Meeting of Stockholders (the "Annual Meeting") of Wade Cook Financial Corporation (the "Company") will be held on Tuesday, July 17, 2001 at 7:00 p.m. local time in the Company's corporate headquarters located at 14675 Interurban Avenue South, Tukwila, Washington 98168 for the following purposes:

          1. To elect two (2) Class 1 directors, with a term set to expire at the 2004 Annual Meeting of Stockholders;

          2. To elect Ken Roberts as a Class 2 director, with a term set to expire at 2002 Annual Meeting of the Stockholders; and

          3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on May 18, 2001 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          Laura M. Cook
                                          Corporate Secretary

June 18, 2001




--------------------------------------------------------------------------------
                                    IMPORTANT

Whether you plan to attend the meeting, please sign, date and return promptly the enclosed proxy in the enclosed envelope, which requires no postage if mailed within the United States. Promptly signing, dating, and returning the proxy will save the Company the additional expense of further solicitation.

The  proxy  statement  that   accompanies  this  Notice  of  Annual  Meeting  of
Stockholders contains material information regarding the matters to be considered at the Annual Meeting, and should be read in conjunction with this Notice.
--------------------------------------------------------------------------------

                         WADE COOK FINANCIAL CORPORATION
                          14675 Interurban Avenue South
                         Seattle, Washington 98168-4664
                               ------------------

                                 PROXY STATEMENT
                               ------------------

                ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

General

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Wade Cook Financial
Corporation ("WCFC" or the "Company") to be voted at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, July 17, 2001 at 7:00 PM local time at the Company's corporate headquarters located at 14675 Interurban Avenue South, Tukwila, Washington 98168 and any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. These proxy materials, together with the Company's Annual Report to Stockholders, are being mailed to stockholders on or about June 18, 2001.

Quorum and Voting Rights

     At the close of business on May 18, 2001, there were 64,058,948 shares of common stock, par value $.001 (the "Common Stock"), of the Company issued and outstanding. As there are no other classes of voting stock of the Company issued and outstanding, only holders of record of the shares of Common Stock outstanding at such time will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. The presence at the meeting of at least a majority of such shares, either in person or by proxy, shall constitute a quorum for the transaction of business. "Broker non-votes" and shares held by persons abstaining will be counted in determining whether a quorum is present. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so, whether or not they choose to attend the meeting in person. If a quorum is not present or represented at the Annual Meeting, the stockholders present at the Annual Meeting or represented by proxy have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented. At any such adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

     If you are a stockholder of record, you may vote by using the proxy card enclosed with this Proxy Statement. When your proxy card is returned properly signed, the shares represented will be voted according to your directions. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. The proposals are identified by number and a general description on the proxy card. Please review the voting instructions on the proxy card and read the text of the proposals and the position of the Board in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendations of the Board on that proposal. For the reasons stated in more detail later in the Proxy Statement, the Board recommends a vote (i) "FOR" the individuals nominated to serve as Class 1 directors, with a term to expire at the 2004 Annual Meeting of Stockholders, and
(ii) "FOR" Ken Roberts as a Class 2 director, with a term set to expire at the 2002 Annual Meeting of Stockholders.

     It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If any other matters are properly presented for action, however, the proxies named on the proxy card will be authorized by your proxy to vote on those other matters in their discretion.

     On each matter properly brought before the meeting, stockholders of record will be entitled to one (1) vote for each share of Common Stock held. Stockholders do not have the right to cumulate their votes in the election of directors. Under Nevada law and the Company's Bylaws, if a quorum exists at the meeting: (i) the nominees for Class 1 directors who receive the greatest number of votes cast in the election of directors will be elected and (ii) the nominee for a Class 2 director who receives the greatest number of votes cast in the election of directors will be elected.

     Abstention from voting and "broker non-votes" will have no effect on the proposals, as approval of each of these proposals is based solely on the number of votes actually cast.

Revocability of Proxies

     Stockholders who execute proxies may revoke them at any time prior to their exercise by (i) delivering a written revocation to the Corporate Secretary of the Company, (ii) submission of a proxy with a later date or (iii) voting in person at the Annual Meeting.

Stockholder Proposals

     Proposals of eligible stockholders of the Company that are intended to be presented at the Company's 2002 Annual Meeting of Stockholders (the "2002 Annual Meeting") and that stockholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Corporate Secretary of the Company, at the Company's principal executive offices, no later than February 18, 2002, which is 120 calendar days prior to the anniversary of this year's mail date, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

     To qualify as an "eligible" stockholder, a stockholder must have been a record or beneficial owner of at least one percent (1%) of the Company's outstanding Common Stock, or shares of Common Stock having a market value of at least $2,000, for a period of at least one (1) year prior to submitting the proposal, and the stockholder must continue to hold the shares through the date on which the meeting is held.

     Securities and Exchange Commission (the "SEC") rules establish a deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the
"Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2002 Annual Meeting is May 4, 2002 (45 calendar days prior to the anniversary for the mailing date of this Proxy Statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2002 Annual Meeting.

     The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

Solicitation of Proxies

     The proxy card accompanying this Proxy Statement is solicited by the Board. Proxies may be solicited by officers, directors and other employees of the Company, none of whom will receive any additional compensation for their services. Solicitations of proxies may be made personally, or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All costs of soliciting such proxies will be paid by the Company. The Company has incurred minimal costs related to this proxy solicitation to date, but anticipates it is likely not to incur more than approximately $5,000 in the future related to the proxy preparation, distribution and collection process.

                                   PROPOSAL 1

                          ELECTION OF CLASS 1 DIRECTORS

     The Board consists of eleven (11) positions and is divided into three (3) classes. Directors in each class are elected for a three (3) year term or until his or her earlier retirement, resignation or removal. This year Wade Cook and Janice Leysath were nominated by the Board to stand for election as the Company's Class 1 directors with terms expiring at the 2004 Annual Meeting of Stockholders. Laura Cook, who is currently a Class 1 Director, has decided not to stand for re-election to the Board. Her decision not to run for re-election is not due to any disagreement with the Company relating to its operations, policies or practices. As a result, one Class 1 directorship will be vacant awaiting the appointment of a nominee by the Board. Unless the stockholder indicates otherwise, each signed proxy will be voted for the election of these nominees. Should any of these individuals be unable to serve, the proxy will be voted for such person(s) as is designated by the Board.

     The candidates elected are those receiving the largest number of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected. Shares held by persons who abstain from voting on the election and "broker non-votes" will not be counted in the election.

Nominees for election (Class 1 directorships)

     Wade B. Cook, 51, has served as the Chairman of the Board, Chief Executive Officer and President since 1995. Mr. Cook serves as an officer of the Company at the pleasure of the Board. Mr. Cook has also served as Treasurer and President of the majority of the Company's wholly-owned subsidiaries over the past five years. Mr. Cook has authored numerous books, tapes, and videos relating to finance, real estate, the stock market and asset protection. In addition, Mr. Cook often serves as a speaker or trainer on behalf of the Company or assists with guiding the Company's development of educational products on investing and personal wealth management. Mr. Cook is the spouse of Laura M. Cook, the Corporate Secretary and a director of the Company.

     Janice Leysath, 45, was appointed to the Board in March 1999. Mrs. Leysath has previously served on numerous civic and charitable boards and committees in Las Vegas, Nevada, including the American Heart Association Board, the
Elementary Education Committee and the Heritage Museum Committee. Since 1996, Mrs. Leysath has worked as a full-time stock and options trader. From 1993 to 1996, Mrs. Leysath owned and operated her own medical claims processing business. Prior to 1993, Mrs. Leysath served as the Business Manager for Desert Cardiology from 1989 to 1993 and as the Public Relations/Marketing Director for the Heart Institute of Nevada from 1986 to 1989.

   The Board recommends a vote "FOR" each of the nominees as class 1 directors.


                                   PROPOSAL 2

                  ELECTION OF KEN ROBERTS AS A CLASS 2 DIRECTOR

     The Board consists of eleven (11) positions and is divided into three (3) classes. Directors in each class are elected for a three (3) year term or until his or her earlier retirement, resignation or removal. During the fourth quarter of 2000, two vacancies existed among the Company's Class 2 directors, and the Board appointed Ken Roberts to fill one of such vacancies in December, 2000. Thereafter, Mr. Roberts was nominated by the Board to stand for election as a Class 2 director with his term expiring at the 2002 Annual Meeting of Stockholders. Unless the stockholder indicates otherwise, each signed proxy will be voted for the election of this nominee.

     Currently, one Class 2 directorship remains vacant awaiting the appointment of a nominee by the Board. Because the Board has been unable to locate a suitable candidate to appoint to the Class 2 directorship, there are fewer nominees named than there are Class 2 directorships fixed in the Company's governing instruments. Your proxy, however, may only be voted for the number of nominees named herein. Should Mr. Roberts be unable to serve, the proxy will be voted for such persons as is designated by the Board.

     The candidates elected are those receiving the largest number of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected. Shares held by persons who abstain from voting on the election and "broker non-votes" will not be counted in the election.

Nominee for Election (Class 2 directorship)

     Ken Roberts, 53, has served as a director since December 2000. Currently, Mr. Roberts is retired. From 1990 until Mr. Roberts' retirement in November 2000, Mr. Roberts served as the Managing Director, Senior Vice President, Treasurer, and Chief Financial Officer of Global Transportation Services, Inc., and Global Container Line, Inc. (collectively "Global"). Global is the largest private transportation services company in Washington State, as reported in the May 2000 issue of Washington CEO Magazine. Mr. Roberts is currently serving a two (2) year term as President of the BYU Management Society (Puget Sound Chapter), and previously served as a member of the board of directors for that organization. Additionally, Mr. Roberts is the past President of the Washington State Chapter of the Financial Executives International. Mr. Roberts has also completed his fifth year as one of the original members of the board of directors of the Foundation for Russian American Economic Cooperation. Mr. Roberts obtained a Bachelor of Arts degree from Brigham Young University and a Masters degree in International Management from American Graduate School of International Management.

The Board recommends a vote "FOR" each of the nominees as class 1 directors.


Continuing Directors--Class 2 (Terms Expire 2002)

     Angela Pirtle, 39, has served as a director since June 1999. Since 1985, Mrs. Pirtle has worked as a licensed real estate broker in San Diego, California. In addition, Mrs. Pirtle volunteers substantial time to her community, including acting as a youth ministry teacher, Girl Scout leader, and Chairperson for several theatrical groups.

     Gene Stevens, 57, has served as a director since March 2000. Mr. Stevens has been the proprietor of the Stevens Family Market since 1972. Prior to operating the Stevens Family Market, Mr. Stevens was an active member of the Washington State Air National Guard from 1964 to 1970. Mr. Stevens received a Bachelor of Arts degree in Business Administration from Central Washington University.

Continuing Directors--Class 3 (Terms Expire 2003)

     Robin Anderson, 37, has served as a director since August 1997 and as one of the Company's two Chief Operating Officers since August 2000. Ms. Anderson serves at the pleasure of the Board in her capacity as an executive officer. Ms. Anderson has been with the Company since 1993 and is the niece of Robert Hondel. Prior to becoming Chief Operating Officer, Ms. Anderson occupied many other positions with the Company including Assistant to the President Over Sales and Marketing from July 1999 to August 2000 and the Director of SMILe's Sales Department from 1995 to July 1999. In December of 1997, the Bankruptcy court dismissed an action filed by Ms. Anderson under Chapter 13 of the United States Bankruptcy Code with all outstanding claims satisfied and paid off in full.

     Joel Black, 46, has served as a director since March 1999. From 1995 to the present, Mr. Black has served as the Chief Executive Officer for Education Leadership Dynamics, Inc., a privately held and independent corporation that provides independent speaking and consulting services, operates a wilderness exploration program, and runs a private high school. Since 1986, Mr. Black has also been employed as a teacher in the Enumclaw, Washington School District, and provided his services as an educational consultant nationwide. Mr. Black received dual bachelor degrees from Brigham Young University, a Masters of Outdoor Management and Recreation from Brigham Young University and a Doctorate in Educational Engineering from Pacific Western University.

     Robert T. Hondel, 58, has served as a director since August 1997 and as one of the Company's two Chief Operating Officers since August 2000. Mr. Hondel also served as the Director of the Sales Department at SMILe from October 1999 to August 2000, and the President of both Quantum Marketing, Inc. and Wade Cook Financial Education Centers, Inc., wholly-owned subsidiaries of the Company, from July 1997 to October 1999. Prior to working for the Company, Mr. Hondel spent 18 years as the Director and President of the Knapp College of Business in Tacoma, Washington. Mr. Hondel is the uncle of Robin Anderson.

     Daniel Wagner, 40, has served as a director since April 1999 and as Director of Sales for SMILe since August, 2000. From 1995 to April 1999, Mr. Wagner served as a seminar independent speaking consultant for T.P. Management, Inc, a private and independent corporation that provided speaking services for the Company.

Other Executive Officers

     In addition to the directors who also serve as executive officers, the following person currently serves as an executive officer.

     Cynthia Britten, 35, has served as the Chief Financial and Accounting Officer since January 1999. Prior to January 1999, Ms. Britten served as Controller of the Company's subsidiaries from December 1997 to January 1999 and Assistant Controller of the Company from July 1997 to January 1999. Ms. Britten serves at the pleasure of the Board in her capacity as an executive officer. Prior to working for the Company, Ms. Britten served as the on-site Controller for Trucktown, Inc. from 1995 to July 1997, and was a Certified Public
Accountant for Martin/Grambush P.C. prior to 1995. Ms. Britten received a Bachelor of Arts degree in Business Administration from Washington State University. Ms. Britten became a certified as a public accountant in April 1993.

                               BOARD OF DIRECTORS

     The business of the Company is managed under the direction of the Board. The Board consists of eleven (11) positions and is divided into three (3) classes. Directors in each class are elected for a three (3) year term or until his or her earlier retirement, resignation or removal. The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in operating details on a day-to-day basis.

     During the fiscal year ended December 31, 2000, the Board consisted of the following individuals: Wade Cook; Laura Cook, Robin Anderson; Robert Hondel; Joel Black; Janice Leysath; Angela Pirtle; Gene Stevens; Daniel Wagner, and Ken Roberts. Currently, one Class 1 and one Class 2 directorship remain vacant awaiting the appointment of nominees by the Board. The Company intends to appoint individuals to fill such vacancies after it identifies suitable candidates. In case of a vacancy on the Board, the remaining directors, by majority vote, may elect a successor to hold office for the unexpired term of the director whose position is vacant, and until the election and qualification of a successor.

     In order for a stockholder to nominate one or more candidates for election as directors at an annual meeting of stockholders, the stockholder must give timely notice of the proposal to nominate such candidate(s) in writing to the Corporate Secretary of the Company not less than 90 days prior to the first anniversary of the date that the Company's annual meeting was held.

Meetings of the Board

     The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. The Board met 9 times during the Company's fiscal year ended December 31, 2000, including action taken by unanimous written consent on 1 occasion. No incumbent member attended fewer than 75 % of the total number of meetings (including consents) of the Board and of any Board committees of which he was a member during that fiscal year.

Compensation of Directors and Committee Members:

     Directors compensation for the fiscal year ended December 31, 2001 was as follows:

     Annual retainer as a director...........................................  $10,000
     Annual retainer for membership on a standing committee..................  $2,000
     Annual retainer as Chairperson of a standing committee..................  $1,000
     Reimbursement for all reasonable expenses incurred in
        Attending Board or committee meetings................................  $100 per diem, plus variable expenses.

     In addition, each director is eligible to participate in the Company's 1997 Incentive Stock Plan (the "Plan"). See "Executive Compensation Summary of Cash and Certain Other Compensation--1997 Stock Incentive Plan," and "Option Grants In The Last Fiscal Year."

Committees of the Board

     Until November 14, 1999, the Company recognized three (3) distinct Board Committees under its Bylaws. The Committees were as follows: the Executive Committee established with the authority to approve acquisitions, financing, and disposition of certain assets; the Audit Committee established to maintain relations with the Company's independent auditors and to monitor fiscal policies and procedures; and the Compensation Committee established to review compensation strategies, employee salaries, and benefits programs.

     On November 14, 1999, the Board met and amended the Company's Bylaws abolishing the Executive Committee and Compensation Committee as stand alone committees. The Board then resolved to establish one stand alone committee called the Audit/Executive Committee (the "Committee"). The Committee possesses the same authority and responsibilities as the Audit, Compensation and Executive Committees had retained under the prior Bylaws. The members of the Committee are as follows: Janice Leysath (Chairperson), Angela Pirtle, Gene Stevens, Joel Black, and Ken Roberts. Mr. Roberts joined the Committee in February of 2001. The Committee met two (2) times during the fiscal year ended December 31, 2000.

Report of the Audit Committee

     The Committee assists the Board in executing its responsibilities. The Committee is responsible for, among other things, monitoring the integrity and adequacy of the Company's financial information, control systems, and reporting practices, and for recommending to the Board for ratification by the stockholders of the Committee's selection of independent auditors for the Company.

     The Committee is composed of five (5) non-employee directors, each of whom is independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Company's independent accountants, Vasquez and Company LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. A copy of the Audit/Executive Committee Charter, which was first adopted by the Board on June 6, 2000, is attached to this Proxy Statement as Annex A.

     The Committee has reviewed and discussed the audited financial statements with the Company's management. The Committee has discussed with Vasquez and Company LLP certain matters required under Statement on Auditing Standard No. 61 and has received written disclosures and the letter required by Independent Standards Board Standard No. 1 from the outside auditors and has discussed with them their independence.

     On November 28, 2000, the Company, as recommended by the Board, engaged Vasquez & Company LLP as its principal accountant and independent auditors for the fiscal year ending December 31, 2000, and simultaneously dismissed Miller and Co. LLP as its principal accountant and auditors.

     Audit Fees: The aggregate fees billed by Vasquez and Company LLP, as well as any fees billed by Miller and Co. LLP, for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2000, and for review of the financial statements included in each of the Company's Form 10-Q, including audit related fees were approximately $286,000.

     Financial Information Systems Designs and Implementation Fees: Vasquez and Company LLP and Miller and Co. LLP did not bill for any professional services for financial information systems design or implementation as described in Paragraph (c)(4)(ii) or Rule 2-01 of Regulation S-X for the fiscal year ended December 31, 2000.

     All Other Fees: Aggregate fees billed for all other services rendered by Vasquez and Company LLP, other than the services covered in the two previous paragraphs, for the fiscal year ended December 31, 2000 were approximately $35,000.

     The Committee has considered whether the services provided by Vasquez and Company LLP are compatible with maintaining the independence of Vasquez and Company LLP and has concluded that the independence of Vasquez and Company LLP is maintained and is not compromised by the services provided.

     Based on the review and discussion referred to above, the Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the SEC.

Respectfully submitted,                         AUDIT/EXECUTIVE
                                                COMMITTEE

June, 2001                                      Janice Leysath
                                                Joel Black
                                                Gene Stevens
                                                Angela Pirtle
                                                Ken Roberts

         Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information, as of April 30,2001, regarding the beneficial ownership of the Company's Common Stock by (i) any person known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, (ii) each director of the Company, (iii) each of the Company's four most highly paid executive officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                     Amount and Nature of
                                                     Beneficial Ownership of           Percent of
          Name and Address (1)                       Common Stock(2)                    Class(3)
          --------------------------                 ------------------                 --------

Robin Anderson(4)...................................        20,190                          *
Joel Black (5)......................................        10,075                          *
Laura M. Cook (6)...................................        41,640,185                      65%
Wade B. Cook (6)....................................        41,640,185                      65%
Daniel Wagner (7)...................................        13,435                          *
Robert Hondel (8)...................................        201,360                         *
Janice Leysath(9)...................................        10,000                          *
Angela Pirtle (10)...................................                                       *
Ken Roberts(11).....................................        137,625                         *
Gene Stevens........................................        5,000                           *

All current directors and executive officers as a           42,037,870                      65.6%
 group (13 persons).............................

--------------------------------------------------------------------------------
*Represents less than 1%.

(1) Unless otherwise indicated, the address for each beneficial owner is c/o Wade Cook Financial Corporation, 14675 Interurban Avenue South, Seattle, Washington 98168-4664.
(2) Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common Stock subject to options currently exercisable, or exercisable within 60 days after May 30 2001, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership for any other person. Applicable percentage ownership based on aggregate Common Stock outstanding as of May 30, 2001, together with the applicable options of such stockholder.

(3)  Based on an aggregate of 64,058,948 shares outstanding as of April 30, 2001
(4) Ms. Anderson has the right to acquire 42,500 shares of Common Stock through option exercise.
(5) Represents 10,075 shares held by a company controlled by Mr. Black. Mr. Black also has the right to acquire 22,500 shares of Common Stock through option exercise.
(6) Includes (a) 8,517,745 shares of Common Stock owned of record by Mr. Cook directly; (b) 266,100 shares of Common Stock held in the name of Mr. Cook's individual retirement account; (c) 800,000 shares held by the Wade Cook Family Trust; (d) 2,064,200 shares held by corporations controlled by Mr. Cook; (e) 295,000 shares held by a trust for Wade and Laura Cook's minor children and (f) 29,697,140 shares owned by Wade B. Cook and Laura M. Cook Family Trust.
(7) Represents 9,550 shares held by a company controlled by Mr. Wagner. Mr. Wagner also has the right to acquire 22,500 shares of Common Stock through option exercise.
(8) Mr. Hondel has the right to acquire 42,500 shares of Common Stock through option exercise.
(9) Ms. Leysath has the right to acquire 20,000 shares of Common Stock through option exercise.
(10) Mrs. Pirtle has the right to acquire 20,000 shares of Common Stock through option exercise.
(11) Represents 4,925 shares held in a custodial IRA account, 1,700 shares held in a spousal account, and 55,000 shares held in a personal IRA account.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file initial reports of ownership and reports of changes of ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

     Based solely on its review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under
Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 2000, all of the Company's officers and directors and all of the persons known to the Company to own more than ten percent (10%) of the Common Stock, complied with all such reporting requirements, with the exception of Ken Roberts, who failed to file, on a timely basis, his initial ownership report on Form 3 with the SEC for the shares of Common Stock held by Mr. Roberts.

Compensation Committee Interlocks and Insider Participation

     On November 14, 1999, the Board met and amended the Company's Bylaws abolishing the Executive Committee and Compensation Committee as stand alone committees. The Board then resolved to establish one stand alone committee called the Audit/Executive Committee. The Committee possesses the same authority and responsibilities as the Audit, Compensation and Executive Committees had retained under the prior Bylaws. The members of the Committee are as follows:
Janice Leysath (Chairperson), Angela Pirtle, Gene Stevens, Joel Black, and Ken Roberts. Mr. Roberts joined the Committee in February of 2001. No member of the Committee is an officer or employee of the Company.

     No executive officer of the Company serves as a member of the Board or Committee of any entity that has one or more executive officers serving as a member of the Board or Committee. In addition, no interlocking relationship exists between any member of the Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Certain Relationships And Related Transactions

     On March 2, 1999, Mr. Cook and the Company entered into a Publishing Agreement, effective February 1, 1999, which gives the Company certain rights to promote and sell materials authored by Mr. Cook. Under the terms of the Publishing Agreement, Mr. Cook is entitled to receive a ten percent (10%) royalty on the net revenues attributable to the sale of published materials. In 2000, approximately $177,500 was accrued under this agreement. Royalties are payable to Never Ending Wealth, LP, an entity controlled by Mr. Cook.

     The Company has an Open-end Product Agreement with Mr. Cook, most recently amended on March 15, 2000, that gives the Company a non-exclusive license to use Mr. Cook's products, intellectual property, name, image, identity, trademarks and trade symbols. Under the terms of the Open-ended Product Agreement, Mr. Cook is entitled to receive the lesser of $5,000,000 or 3.5% of gross sales. In 2000, Mr. Cook had accrued approximately $1,623,525 million in royalties under the Open-end Product Agreement. Royalties are payable to Never Ending Wealth, LP, an entity controlled by Mr. Cook.

     On September 30, 2000, Mr. Cook agreed to lend the Company up to $2,045,000. The $2,045,000 figure consists of approximately $1.8 million in current payables to entities controlled by Mr. Cook that were converted into long-term debt, and approximately $245,000 in cash or cash equivalents. This agreement was formalized as a Promissory Note effective September 30, 2000. Under the terms of this agreement, the principal and interest is payable as follows: 24 installments monthly of $18,000 commencing April 1, 2003, thereafter 72 monthly payments of $20,000, and a balloon payment of the remaining principal and interest on upon the 72nd payment. Interest accrues at a rate of 10% per annum.

     Laura Cook, a director and Corporate Secretary of the Company, and spouse of Wade Cook, the Chief Executive Officer, President, and beneficial owner of greater than 10% of the Company Common Stock, earned $84,375 in executive management consulting fees.

     During 2000, the Company paid an aggregate of $142,834 to Mr. Cook's brother-in-law David Hebert, Sr. This payment consisted of: $107,020 for seminar services rendered by Mr. Hebert to the Company as an employee; $29,619 in royalties due for the distribution and sale of Mr. Hebert's book entitled "On Track Investing;" and $6,195 under an agreement with the Company for the sale and promotion of trading software developed by Mr. Hebert called "Extreme Trading Analysis." Both the book and software agreements were entered into by and between the Company and North Coast Management, Inc., a Nevada corporation controlled by Mr. Hebert.

     On July 20, 1999, Robert Hondel, current director and Chief Operating Officer, entered into a loan with the Company with a principal amount of $233,122. The loan is amortized over a 30-year period payable in monthly installments of $2,039. The rate of interest on the loan is 10% per annum. As of April 16, 2001, Mr. Hondel has repayment obligations under the loan totaling $197,247.

      Executive Compensation Summary of Cash and Certain Other Compensation

Executive Officer Compensation

     The table below shows, for the last three fiscal years, compensation paid to the Company's Chief Executive Officer and the four most highly paid executive officers and other significant employees serving at fiscal year end whose total compensation exceeded $100,000. We refer to all these officers as the "Named Executive Officers."


                           Summary Compensation Table

                           Annual Compensation                            Long Term Compensation
--------------------------------------------------------------------------------------------------------------
                                                                       Awards          Payouts
                                                                 -------------------   -------
                                                     Other       Restr    Securities
                                                     Annual      icted    underlying    LTIP       All Other
                                                     Compen-     Stock    Option/SARs  payouts   Compensation
Name and             Year     Salary      Bonus      sation      awards
Principal Position(a)(b)      ($)(c)     ($)(d)      ($)(e)      ($)(f)    (#)(g)      ($)(h)       ($)(i)
--------------------------------------------------------------------------------------------------------------
Wade B. Cook,
Chairman,
President, and       2000   $287,500       NA     $1,801,096(1)    NA         NA         NA          NA
Chief Executive      1999   $299,376       NA     $3,937,214(1)    NA         NA         NA          NA
Officer              1998   $245,000       NA     $7,489,000(1)    NA         NA         NA          NA
--------------------------------------------------------------------------------------------------------------
Robert T. Hondel     2000   $102,250       NA        $47,527(5)   $180        NA         NA          NA
Chief Operating      1999    $99,152       NA        $10,000(5)    NA         42,500     NA          NA
Officer              1998   $110,000       NA        $11,000(5)    NA         NA         NA          NA
--------------------------------------------------------------------------------------------------------------
Cynthia C. Britten
Chief Financial
Officer, Chief
Accounting           2000    $81,458       NA        $65,722(2)   $180        NA         NA          NA
Officer, and         1999    $74,866       NA        $20,935(3)    NA         42,500     NA          NA
Treasurer            1998    $76,436       NA        $5,999 (4)    NA         NA         NA          NA
-------------------------------------------------------------------------------------------------------------
Robin Anderson       2000    $87,230       NA        $23,236(6)   $180        NA         NA          NA
Chief Operating      1999    $60,000       NA        $81,355(6)    NA         42,500     NA          NA
Officer              1998    $59,000       NA        $81,000(6)    NA         NA         NA          NA
-------------------------------------------------------------------------------------------------------------
Carl Sanders
Executive Assistant  2000    $60,804       NA        $40,584(7)   $180        NA         NA          NA
to the President(8)  1999    $98,499       NA         NA           NA         22,500     NA          NA
                     1998    $98,958       NA         NA           NA         NA         NA          NA
-------------------------------------------------------------------------------------------------------------

(1) Represents primarily royalties accrued by Mr. Cook for the licensing of certain intellectual property rights to the Company (See Item 13. "Certain Relationships and Related Transactions.").
(2) Represents primarily amounts paid to Ms. Britten in the form of overrides and the transfer of a Company owned automobile.
(3) Represents primarily amounts paid to Ms. Britten in the form of overrides, commissions, and family medical leave pay.
(4)  Represents   primarily  amounts  paid  to  Mrs.  Britten  in  the  form  of commissions.
(5) Represents primarily amounts paid to Robert Hondel in the form of director fees, overrides, and commissions, and during the year 2000 use of a company car.
(6) Represents primarily amounts paid to Ms. Anderson in the form of overrides and director fees, and during the year 2000 use of a company automobile.
(7)  Represents  primarily  amounts paid to Mr. Sanders in the form of overrides and the transfer of a Company owned automobile.
(8) Mr. Sanders inclusion in executive compensation table due to his significant managerial contributions to the Company.

1997 Stock Incentive Plan

     The Plan provides for the granting of stock bonuses, stock options, stock appreciation rights, phantom stock and other stock-based awards. The Plan is administered by the Board which has the right to grant awards to eligible participants and to determine the terms and conditions of such grants, including, but not limited to, the vesting schedule and exercise price of the awards. All directors, officers, consultants and other employees are eligible to receive awards under the Plan. The Company filed the Plan on the Form S-8 to register the shares issuable pursuant to the terms of the Plan under the Securities Act of 1933, as amended, in August of 1999.

Option Grants In The Last Fiscal Year

     During the fiscal year ended December 31, 2000, the Named Executive Officers and Directors held the below noted options to purchase the Company's Common Stock pursuant to the Plan. As of December 31, 2000, these grants were held as follows:

                              Option Grants in 2000

---------------------------------------------------------------------------------------------------------------
                    Number of        Percent of
                    Securities       Total Options                                          Alternative to (f)
Name                Underlying       Granted to      Exercise of       Expiration           and (g) Grant date
                    Option Granted   Employees in    Base Price                             value.
                    (#)              Fiscal Year
--------------------------------------------------------------------------------------------------------------
Robin Anderson       2,500(1)          0.003%           $0.50         December 15, 2001           0%
--------------------------------------------------------------------------------------------------------------
Robin Anderson       40,000(2)         0.05%            $0.50         December 15, 2002           0%
--------------------------------------------------------------------------------------------------------------
Joel Black           2,500(3)          0.003%           $0.50         December 15, 2001           0%
--------------------------------------------------------------------------------------------------------------
Joel Black           20,000(4)         0.05%            $0.50         December 15, 2002           0%
--------------------------------------------------------------------------------------------------------------
Cynthia Britten      2,500(1)          0.003%           $0.50         December 15, 2001           0%
--------------------------------------------------------------------------------------------------------------
Cynthia Britten      40,000(5)         0.05%            $0.50         December 15, 2002           0%
--------------------------------------------------------------------------------------------------------------
Robert Hondel        2,500(1)          0.003%           $0.50         December 15, 2001           0%
--------------------------------------------------------------------------------------------------------------
Robert Hondel        40,000(6)         0.05%            $0.50         December 15, 2002           0%
--------------------------------------------------------------------------------------------------------------
Janice Leysath       20,000(7)         0.05%            $0.50         December 15, 2002           0%
--------------------------------------------------------------------------------------------------------------
Angela Pirtle        20,000(8)         0.05%            $0.50         December 15, 2002           0%
--------------------------------------------------------------------------------------------------------------
Daniel Wagner        2,500(1)          0.003%           $0.50         December 15, 2002           0%
--------------------------------------------------------------------------------------------------------------
Daniel Wagner        20,000(9)         0.05%            $0.50         December 15, 2002           0%
--------------------------------------------------------------------------------------------------------------

1. Represents options issued to the named party in his/her capacity as an employee.
2. Represents an option to purchase 20,000 shares in Ms. Anderson's capacity as director of the Company, and an option to purchase 20,000 shares in Ms. Anderson's capacity as Chief Operating Officer.
3. Represent options issued to the named party in his/her capacity as an independent contractor.
4. Represents an option to purchase 20,000 shares in Mr. Black's capacity as director of the Company.
5. Represents an option to purchase 20,000 shares in Ms. Britten's capacity as Chief Financial Officer of the Company, and an option to purchase 20,000 shares in Ms. Britten's capacity as a member of the Company's Management.
6. Represents an option to purchase 20,000 shares in Mr. Hondel's capacity as director of the Company, and an option to purchase 20,000 shares in Mr. Hondel's capacity as Chief Operating Officer.
7. Represents an option to purchase 20,000 shares in Mrs. Leysath's capacity as director of the Company.
8. Represents an option to purchase 20,000 shares in Mrs. Pirtle's capacity as director of the Company.
9. Represents an option to purchase 20,000 shares in Mr. Wagner's capacity as director of the Company.

Aggregated  Option  Exercises  In Last  Fiscal Year And Fiscal  Year-End  Option
Values

     No options were exercised during fiscal year ended December 31, 2000.

Committee Report on Executive Compensation


     The Committee established during the fiscal year ended December 31, 2000, has the responsibility for establishing compensation policy and administering compensation programs concerning the Company's executive officers. The Committee did not establish any new compensation policy during the fiscal year ended December 31, 2000. The purpose of this report is to inform stockholders of the Company's current existing compensation policies for executive officers, including the Chief Executive officer, during the fiscal year ended December 31, 2000. The amount of compensation paid to executive officers was solely determined by Wade B. Cook based generally upon the stated compensation policy. Director fees were established by the Board.

     The Company believes that compensation paid to executive officers, including Wade B. Cook, is competitive with the compensation paid by similar companies in the Pacific Northwest. Compensation paid to executive officers is generally determined by oral employment agreements, except as otherwise noted below. Employment agreements have typically been negotiated by Wade B. Cook. The Chief Financial Officer and the Chief Executive Officer have written employment agreements.

     Compensation policy for executive officers has been based upon a general consideration of similarly situated executive officers in the Pacific Northwest, and upon over-all sales. The Chief Executive Officer's salary has been based upon the general consideration of similarly situated chief executive officers in the Pacific Northwest, and the value of Mr. Cook's contributions to the Company. The Chief Executive Officer also receives compensation in the form of royalties for intellectual property licensed to the Company. Royalties are tied to the sales performance of the products subject to license.


Respectfully submitted,                        COMPENSATION/EXECUTIVE
                                               COMMITTEE

June, 2001                                     Janice Leysath
                                               Joel Black
                                               Gene Stevens
                                               Angela Pirtle
                                               Ken Roberts

Employment Agreements

     The Company entered into an employment agreement with Mr. Cook, effective as of June 30, 2000, pursuant to which Mr. Cook serves as the Company's Chief Executive Officer and President. The agreement provides for a three (3) year term beginning on June 30, 2000. Under the terms of the agreement, Mr. Cook receives an annual base salary of $325,000. Under the terms of the agreement, Mr. Cook may also receive additional bonuses or stock incentives for work as approved by the Board. To date, no such bonuses or incentives have been requested or approved. In addition, Mr. Cook is entitled to reimbursement for reasonable travel and business entertainment expenses authorized by the Company, as well as certain fringe benefits. See Item 13. "Certain Relationships and Related Transactions."

     The Company entered into an employment agreement with Cynthia Britten, effective November 11, 2000, pursuant to which Mrs. Britten serves as the Company's Chief Financial Officer. The agreement provides for a five (5) year term beginning on November 11, 2000, and continuing through November 11, 2005. Under the terms of the agreement, Ms. Britten receives an annual base salary of $115,000 in year one, $125,000 in year two, $135,000 in year three, $145,000 in year four, and $155,000 in year five. Ms. Britten is also entitled to quarterly bonuses for timely filing of the Company's periodic and annual securities filings.

Performance Graph

     The following chart presents a comparison of the cumulative total return to stockholders since June, 1997 of the Company's Common Stock on the Over-The-Counter Bulletin Board (the "OTCBB"), the Russell 2000 Index and the NASDAQ Financial Index. The graph assumes an initial investment of $100 and reinvestment of all dividends, if any. The stock performance shown on the graph below is not necessarily indicative of future price performance.

                 Comparison of 30-Month Cumulative Total Return
            Among Wade Cook Financial Corp., The Russell 2000 Index
                         and the NASDAQ Financial Index

                                          Cumulative Total Return
                                  6/97         12/98        12/99      12/00
                                  ----         -----        -----      -----
OTCBB                             100.00       72.00        30.27       21.27
RUSSELL 2000                      100.00       108.21       131.21     127.25
NASDAQ FINANCIAL                  100.00       122.33       121.52     132.79

Independent Public Accountants

     Vasquez & Company LLP, Certified Public Accountants, served as the Company's independent auditors for the fiscal year ended December 31, 2000. The appointment of independent public accountants is made annually by the Board. The Board selected Vasquez & Company LLP as its current independent public auditors. Vasquez and Company LLP is not expected to be present at the 2001 Annual Meeting of Stockholders, and consequently will not be available to make statements or answer questions.

Change in Independent Public Accounts

     On November 28, 2000, the Company, as recommended by the Board, engaged Vasquez & Company LLP as its principal accountant and independent auditors for the fiscal year ending December 31, 2000, and simultaneously dismissed Miller and Co. LLP as its principal accountant and auditors. On December 6, 2000, the Company filed an amended Form 8-K recording this event pursuant to the Securities Exchange Act of 1934, as amended.

The amended Form 8-K contained the following disclosure:

         The reports of Miller and Co. LLP for the past two fiscal years do not contain an adverse opinion or a disclaimer of opinion and are not qualified as to audit scope or accounting principal. However, Miller and Co. LLP included within its report on the Company's financial statements for the fiscal year ended December 31, 1999 a paragraph stating that the Company suffered a significant operating loss from operations and continued to have a working capital deficit which raised substantial doubt about the Company's ability to continue as a going concern. See the Company's report on Form 10-K for the period ended December 31, 1999 for Miller and Co. LLP's complete report.

         During the Company's two most recent fiscal years and the interim period since that date, there have been no disagreements with Miller and Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Miller and Co. LLP would have caused Miller and Co. LLP to make reference to the matter in their report. Further, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-X, or any reportable event, as the term is defined in Item 304 (a)(1)(v) of Regulation S-K.

         The Company requested Miller and Co. LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated December 1, 2000, was filed as Exhibit 16.1 to this Form 8-K.

     The Company has also attached a copy of the letter to this Proxy Statement under Annex B.

OTHER MATTERS

     The Company is not aware of any other business to be acted upon at the meeting. If other business requiring a vote of the stockholders should come before the meeting, the holders of the proxies will vote in accordance with their best judgment.

     IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY AND THAT YOUR SHARES ARE REPRESENTED. STOCKHOLDERS ARE URGED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                                           BY ORDER OF THE BOARD OF DIRECTORS




                                           Wade B. Cook
                                           President and Chief Executive Officer

June 18, 2001

     A copy of the Company's Annual Report on Form 10-K for fiscal year 2000, containing information on operations, filed with the SEC is available at the Company's web-site www.wadecook.com or upon oral or written request. For all written and oral requests the contact information is as follows: Investor Relations, Wade Cook Financial Corporation, 14675 Interurban Avenue South, Seattle, Washington 98168-4664, telephone number (206) 901-3136.

--------------------------------------------------------------------------------
________________________________________________________________________________

                 For the Annual Meeting of the Stockholders of
                        WADE COOK FINANCIAL CORPORATION


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Cynthia Britten and Troy Romero, and each of them, with full power to appoint his or her substitute, thereby authorizes them to represent and to vote as designated, as the shares of Common Stock of Wade Cook Financial Corporation holders of record by the undersigned at the close of the business day on May 18th, 2001. The Annual Meeting of Stockholders will be held on July 17, 2001 and at any adjournment or postponement thereof.

                (Continued and to be signed on the reverse side)
________________________________________________________________________________


[WADE COOK LOGO]
C/O PROXY SERVICES                     IMPORTANT -- PLEASE SIGN AND RETURN THIS
PO BOX 8141                            PROXY PROMPTLY WITH THE ENCLOSED ENVELOPE.
FARMINGDALE, NY  11723                 When shares are held by joint tenants,
                                       both should sign. When signing as attorney,
                                       executor, administrator, trustee or guardian, please give
                                       full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.
                                       If a partnership, please sign in partnership name by
                                       an authorized person.

                                       VOTE BY PHONE - 1-800-800-6903
                                       Use any touch tone telephone to transmit your voting
                                       instructions up until 11:59 P.M. Eastern time the day
                                       before the cut-off date or meeting date.  Have your proxy
                                       card in hand when you call.  You will be prompted to
                                       enter your 12-digit Control Number which is located
                                       below and then follow the simple instructions the Vote
                                       Voice provides you.




                                                           _____________________

                                                    CONTROL NUMBER _____________
                                                    ACCOUNT NUMBER _____________


TO VOTE, MARK CHOICE IN BLUE OR BLACK INK AS FOLLOWS [ ]  Page 2 of 2

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY


               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

________________________________________________________________________________
WADE COOK FINANCIAL CORPORATION
                                                                        ----|
                                        04    1010101010   29Y748570875     |
                                                                            |
                                                                            |


                                     FOR      WITHHELD     FOR ALL     Except vote withheld from following
1. Election of Class 1 Directors:    ALL        ALL        EXCEPT      nominee(s) listed in space below

    01) Wade Cook                    [ ]        [ ]         [ ]        -----------------------------------

    02) Janice Leyseth


   Election of Class II Director

    03)  Ken Roberts



THIS PROXY, WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.


                If you plan on attending the meeting,
                please mark the box to the right          [ ]


 ___________________________________         __________________________________
|                          |        |       |                         |        |
|__________________________|________|       |_________________________|________|
 Signature                    Date           Signature                   Date
________________________________________________________________________________

                                                                       Annex A

                        Audit/Executive Committee Charter



Charter For the Outside Audit/Executive Committee:

     The purpose of the Outside Audit/Executive Committee is to oversee corporate fiduciary accountability; to provide timely, independent observations and counsel to the whole board of directors through the chairman of the board; and to be an independent voice in a broad variety of corporate policy, product and purpose discussions, including: compliance, finances, audits, director nominations, succession and legal issues.

     The Outside Audit Committee is made up of those directors who do not derive their primary income from the Company. The fiduciary duty of this committee is to oversee audits and accuracy of financial records and reporting, while reporting and informing their activities to the chairman of the board. In order to maintain the checks and balances recommended by the SEC, the committee acts independently of management to ensure financial accuracy in any of the following ways:

        a)   interview employees about financial records or actions

        b)   ask for, receive and search any financial records or actions

        c) recommend to Board of Directors the hiring of outside experts to review or help organize financial records

        d) provide expert assistance to the Company CFO to ensure accurate and timely reporting.

     The Outside Audit Committee is to review and approve quarterly (10Q) statements, the annual (10K) statement and to evaluate and approve the outside auditor on an annual basis.

     The Outside Audit Committee is charged with the oversight of the corporation's policies and procedures regarding compliance with the law and with corporate policies. SEC guidelines authorize this committee to take the lead in many discussions, including reviewing the effectiveness of the current directors and officers, nominations for new directors, compensation issues, legal issues, succession of products and officers, retirement, and codes of conduct.

     The Outside Audit Committee provides the Chairman of the Board their (non-binding) opinions on all matters of interest to the committee as a "voice from the outside looking in".

                                                                       Annex B

         Letter from Miller and Co. LLP regarding change of accountants


                 MILLER AND CO. LLP ACCOUNTANTS AND CONSULTANTS


Tel: (310 576-6880 501        Santa Monica Boulevard              MEMBER OF
Fax: (310) 576-6881                Second Floor                  SEC PRACTICE
SECTION
 e-mail: millco@miller     Santa Monica, California 90401           OF THE
         andcollp.com                                               AMERICAN
INSTITUTE OF
                                                                CERTIFIED PUBLIC
                                                                 ACCOUNTANTS

                                Established 1949

                                December 1, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Wade Cook Financial Corp.

We have read the statements that we understand that Wade Cook Financial Corp. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under
Item 4.


                                                         Very truly yours,

                                                         MILLER AND CO. LLP

                                                        /s/ Jorge R. Fernandez
                                                        Jorge R. Fernandez
                                                        Partner